Revenue recognition	12 Months Ended
Dec. 31, 2025
Contract liabilities [abstract]
Revenue recognition	Revenue recognition
Revenue from contracts with customers
(i)Disaggregated revenue
The Group discloses revenue by reportable segment and geographic area in Note 23.
(ii)Performance obligations
The Group discloses its policies for how it identifies, satisfies, and recognizes its performance obligations associated with its contracts with customers in Note 2.
(iii)Contract liabilities
The Group’s contract liabilities from contracts with customers consist primarily of deferred revenue. Deferred revenue is mainly comprised of subscription fees collected for services not yet performed, and therefore, the revenue has not been recognized. Revenue is recognized as the services are performed. As of December 31, 2025 and 2024, the Group had deferred revenue of €711 million and €683 million, respectively. The increase in deferred revenue in 2025 is primarily a result of an increase in the number of Premium Subscribers as well as price increases. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period of up to a year. The Group has applied the practical expedient in paragraph 121(a) of IFRS 15 given the Group’s contracts have an original expected duration of one year or less.
Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2025, 2024, and 2023 is €665 million, €606 million, and €504 million, respectively.